SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)             September 16, 2002

Family Room Entertainment Corporation
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(Exact Name of Registrant as Specified in its Charter)


New Mexico                             0-27063               85-0206160
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(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)           Identification No.)



1041 N. Formosa Ave. Mary Pickford Bldg. Ste. 101, Los Angeles, CA     90046
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (323) 850-2800

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(Former Name or Former Address, if Changed Since Last Report)


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Item 6.  Resignations of Registrant's Directors

Peter Benz has resigned as Director of the Family Room Entertainment Corporation
Board of Directors effective September 16, 2002 for personal reasons.   Mr. Benz
has also resigned as Secretary Treasurer of the Registrant effective September 16, 2002.


SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 18, 2002         Family Room Entertainment Corporation


/s/ George Furla                  Chief Executive Officer, President and
-----------------------------     Chairman of the Board of Directors
George Furla


/s/ Randall Emmett                Director
-----------------------------
Randall Emmett


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